Organization and Summary of Significant Accounting Policies	12 Months Ended
Jul. 01, 2012
Organization and Summary of Significant Accounting Policies [Abstract]
ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

STRATTEC SECURITY CORPORATION designs, develops, manufactures and markets automotive access control products including mechanical locks and keys, electronically enhanced locks and keys, steering column and instrument panel ignition lock housings, latches, power sliding side door systems, power lift gate systems, power deck lid systems, door handles and related products for primarily North American automotive customers. We also supply global automotive manufacturers through a unique strategic relationship with WITTE Automotive of Velbert, Germany and ADAC Automotive of Grand Rapids, Michigan. Under this relationship, STRATTEC, WITTE and ADAC market our products to global customers under the “VAST” brand name (as more fully described herein). STRATTEC products are shipped to customer locations in the United States, Canada, Mexico, Europe, South America, Korea and China, and we provide full service and aftermarket support for our products.

The accompanying consolidated financial statements reflect the consolidated results of STRATTEC SECURITY CORPORATION, its wholly owned Mexican subsidiary, STRATTEC de Mexico, and its majority owned subsidiaries, ADAC-STRATTEC, LLC and STRATTEC POWER ACCESS LLC. STRATTEC SECURITY CORPORATION is located in Milwaukee, Wisconsin. STRATTEC de Mexico is located in Juarez, Mexico. ADAC-STRATTEC, LLC and STRATTEC POWER ACCESS LLC have operations in El Paso, Texas and Juarez, Mexico. Equity investments in Vehicle Access Systems Technology LLC (“VAST LLC”) for which we exercise significant influence but do not control and are not the primary beneficiary, are accounted for using the equity method. VAST LLC consists primarily of three wholly owned subsidiaries in China and one joint venture in Brazil. We have only one reporting segment.

The significant accounting policies followed in the preparation of these financial statements, as summarized in the following paragraphs, are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

Principles of Consolidation and Presentation: The accompanying consolidated financial statements include the accounts of STRATTEC SECURITY CORPORATION, its wholly owned Mexican subsidiary, and its majority owned subsidiaries. Equity investments for which STRATTEC exercises significant influence but does not control and is not the primary beneficiary are accounted for using the equity method. All significant inter-company transactions and balances have been eliminated.

Reclassifications and Other Adjustments: Certain reclassifications have been made to the 2010 Consolidated Statement of Cash Flows to conform to the 2011 and 2012 presentation. The reclassifications were made to correct the 2010 presentation of net income in the Consolidated Statements of Cash Flows to properly include net income attributable to non-controlling interest. The correction did not change previously reported net cash provided by operating activities.

Fiscal Year: Our fiscal year ends on the Sunday nearest June 30. The years ended July 1, 2012, July 3, 2011 and June 27, 2010 are comprised of 52, 53 and 52 weeks, respectively.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses for the periods presented. These estimates and assumptions could also affect the disclosure of contingencies. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents: Cash and cash equivalents include all short-term investments with an original maturity of three months or less due to the short-term nature of the instruments. Excess cash balances are placed in a money market account at a high quality financial institution and in short-term commercial paper.

Derivative Instruments: We own and operate manufacturing operations in Mexico. As a result, a portion of our manufacturing costs are incurred in Mexican pesos, which causes our earnings and cash flows to fluctuate as a result of changes in the U.S. dollar / Mexican peso exchange rate. Beginning in January 2011, we entered into agreements with Bank of Montreal that provide for two weekly Mexican peso currency option contracts for a portion of our weekly estimated peso denominated operating costs. Current contracts with Bank of Montreal extend through June 28, 2013. The two weekly option contracts are for equivalent notional amounts. The contracts that were effective during fiscal 2011 and 2012 expired July 6, 2012, and provided for the purchase of Mexican pesos at a U.S. dollar / Mexican peso exchange rate of 11.85 if the spot rate at the weekly expiry date was below 11.85 or for the purchase of Mexican pesos at a U.S. dollar / Mexican peso exchange rate of 12.85 if the spot rate at the weekly expiry date was above 12.85. Additional contracts that are effective July 6, 2012 through June 28, 2013 provide for the purchase of Mexican pesos at an average U.S. dollar / Mexican peso exchange rate of 12.40 if the spot rate at the weekly expiry date is below an average of 12.40 or for the purchase of Mexican pesos at an average U.S. dollar / Mexican peso exchange rate of 13.40 if the spot rate at the weekly expiry date is above an average of 13.40. Our objective in entering into these currency option contracts is to minimize our earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Mexican peso option contracts are not used for speculative purposes and are not designated as hedges. As a result, all currency option contracts are recognized in our accompanying consolidated financial statements at fair value and changes in the fair value of the currency option contracts are reported in current earnings as part of Other Income, net. The premiums to be paid and received under the weekly Mexican peso currency option contracts net to zero, and as a result, premiums related to the contracts did not impact our earnings.

 LOGO

The following table quantifies the outstanding Mexican peso currency option contracts as of July 1, 2012 (thousands of dollars, except average option contractual exchange rate):

	Effective Dates	Notional Amount	Average Option Contractual Exchange Rate	Fair Value
Buy MXP/Sell USD	July 2, 2012-July 6, 2012	$684	11.85	$—
Buy MXP/Sell USD	July 2, 2012-July 6, 2012	$684	12.85	$(26)
Buy MXP/Sell USD	July 6, 2012-June 28, 2013	$10,200	12.40	$80
Buy MXP/Sell USD	July 6, 2012-June 28, 2013	$10,200	13.40	$(449)

The fair market value of all outstanding Mexican peso option contracts in the accompanying Consolidated Balance Sheets was as follows (thousands of dollars):

	July 1, 2012	July 3, 2011
Not Designated as Hedging Instruments:
Other current assets:
Mexican peso option contracts	$—	$245
Other current liabilities:
Mexican peso option contracts	$(395)	$—

The pre-tax effects of the peso option contracts on the accompanying Consolidated Statements of Operations and Comprehensive (Loss) Income consisted of the following (thousands of dollars):

	Other Income, net
	July 1, 2012	July 3, 2011
Not Designated as Hedging Instruments:
Realized Gain	$18	$33
Realized (loss)	$(438)	$—
Unrealized (loss) gain	$(640)	$245

Fair Value of Financial Instruments: The fair value of our cash and cash equivalents, accounts receivable, accounts payable, and loans from and to related parties approximated book value as of July 1, 2012 and July 3, 2011. Fair Value is defined as the exchange price that would be received for an asset or paid for a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. There is an established fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable. Level 1—Quoted prices in active markets for identical assets or liabilities. These are typically obtained from real-time quotes for transactions in active exchange markets involving identical assets. Level 2—Inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly. These are typically obtained from readily-available pricing sources for comparable instruments. Level 3—Unobservable inputs, where there is little or no market activity for the asset or liability. These inputs reflect the reporting entity’s own assumptions of the data that market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The following table summarizes our financial assets and liabilities measured at fair value on a recurring basis as of July 1, 2012 and July 3, 2011 (thousands of dollars):

	July 1, 2012				July 3, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Rabbi Trust Assets:
Stock Index Funds:
Small Cap	$209	$—	$—	$209	$306	$—	$—	$306
Mid Cap	206	—	—	206	294	—	—	294
Large Cap	640	—	—	640	776	—	—	776
U.S. Treasury Securities	2,512	—	—	2,512	2,601	—	—	2,601
Cash and Cash Equivalents	806	—	—	806	372	—	—	372
Mexican peso option contracts	—	80	—	80	—	414	—	414

Total assets at fair value	$4,373	$80	$—	$4,453	$4,349	$414	$—	$4,763

Liabilities:
Mexican peso option contracts	$—	$475	$—	$475	$—	$169	$—	$169

The Rabbi Trust assets fund our supplemental executive retirement plan and are included in Other Current Assets in the accompanying Consolidated Balance Sheets. The Rabbi Trust assets are classified as Level 1 assets. Refer to discussion of Mexican peso option contracts under Derivative Instruments above. The fair value of the Mexican Peso option contracts are based on an option pricing model that considers the remaining term, current exchange rate and volatility of the underlying foreign currency base. There were no transfers between Level 1 and Level 2 assets during 2012.

Receivables: Receivables consist primarily of trade receivables due from Original Equipment Manufacturers in the automotive industry and locksmith distributors relating to our service and aftermarket business. We evaluate the collectability of receivables based on a number of factors. An allowance for doubtful accounts is recorded for significant past due receivable balances based on a review of the past due items, general economic conditions and the industry as a whole. In 2009, we recorded a $500,000 provision for doubtful accounts in connection with Chrysler LLC’s and General Motors Corporation’s filing for Chapter 11 bankruptcy protection for certain of their U.S. legal entities on April 30, 2009 and June 1, 2009, respectively. All uncollectible receivables related to the bankruptcy filings were written off against the $500,000 reserve during 2010. However, as a result of subsequent payments received, $421,000 of the $500,000 provision was recorded as a recovery of allowance for doubtful accounts during 2010. Changes in the allowance for doubtful accounts are as follows (thousands of dollars):

	Balance, Beginning of Year	Provision (Recovery) for Doubtful Accounts	Net (Write-Offs) Recoveries	Balance, End of Year
Year ended July 1, 2012	$400	$116	$(16)	$500
Year ended July 3, 2011	$400	$—	$—	$400
Year ended June 27, 2010	$750	$(421)	$71	$400

Inventories: Inventories are comprised of material, direct labor and manufacturing overhead, and are stated at the lower of cost or market using the first-in, first-out (“FIFO”) cost method of accounting. Inventories consist of the following (thousands of dollars):

	July 1, 2012	July 3, 2011
Finished products	$5,313	$5,899
Work in process	5,659	5,557
Purchased materials	11,564	11,879

	22,536	23,335
Excess and obsolete reserve	(1,300)	(1,200)

Inventories, net	$21,236	$22,135

We record a reserve for excess and obsolete inventory based on historical and estimated future demand and market conditions. The reserve level is determined by comparing inventory levels of individual materials and parts to historical usage and estimated future sales by analyzing the age of the inventory in order to identify specific material and parts that are unlikely to be sold. Technical obsolescence and other known factors are also considered in evaluating the reserve level. The activity related to the excess and obsolete inventory reserve is as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Amounts Written Off	Balance, End of Year
Year ended July 1, 2012	$1,200	$385	$285	$1,300
Year ended July 3, 2011	$1,418	$334	$552	$1,200
Year ended June 27, 2010	$975	$643	$200	$1,418

Customer Tooling in Progress: We incur costs related to tooling used in component production and assembly. Costs for development of certain tooling, which will be directly reimbursed by the customer whose parts are produced from the tool, are accumulated on the balance sheet and are then billed to the customer. The accumulated costs are billed upon formal acceptance by the customer of products produced with the individual tool. Other tooling costs are not directly reimbursed by the customer. These costs are capitalized and amortized over the life of the related product based on the fact that the related tool will be used over the life of the supply arrangement. To the extent that estimated costs exceed expected reimbursement from the customer we will recognize a loss.

 LOGO

Repair and Maintenance Supply Parts: We maintain an inventory of repair and maintenance supply parts in support of operations. This inventory includes critical repair parts for all production equipment as well as general maintenance items. The inventory of critical repair parts is required to avoid disruptions in our customers’ just-in-time production schedules due to a lack of spare parts when equipment break-downs occur. All required critical repair parts are on hand when the related production equipment is placed in service and maintained to satisfy the customer model life production and service requirements, which may be 12 to 15 years. As repair parts are used, additional repair parts are purchased to maintain a minimum level of spare parts inventory. Depending on maintenance requirements during the life of the equipment, excess quantities of repair parts arise. Excess quantities are kept on hand and are not disposed of until the equipment is no longer in service. A repair and maintenance supply parts reserve is maintained to recognize the normal adjustment of inventory for obsolete and slow moving supply and maintenance parts. The adequacy of the reserve is reviewed periodically in relation to the repair parts inventory balances. The gross balance of the repair and maintenance supply parts inventory was approximately $1.9 million at July 1, 2012 and $2.1 million at July 3, 2011. The repair and maintenance supply parts inventory balance is included in Other Current Assets in the accompanying Consolidated Balance Sheets. The activity related to the repair and maintenance supply parts reserve is as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Amounts Written Off	Balance, End of Year

Year ended July 1, 2012	$695	$200	$395	$500
Year ended July 3, 2011	$680	$78	$63	$695
Year ended June 27, 2010	$630	$78	$28	$680

Goodwill and Other Intangibles: Based upon the annual goodwill impairment review completed during 2010, we determined that goodwill related to STRATTEC POWER ACCESS LLC, which resulted from the purchase of the Delphi Power Products business in 2009, was impaired. Accordingly, a non-cash impairment charge of $223,000 was recognized in 2010 to write-off the related goodwill amount.

Intangible assets that have defined useful lives acquired in the purchase of the Delphi Power Products business in 2009 consist of patents, engineering drawings and software. The carrying value and accumulated amortization were as follows (thousands of dollars):

	July 1, 2012	July 3, 2011
Patents, engineering drawings and software	$890	$890
Less: accumulated amortization	(354)	(255)

	$536	$635

The remaining useful life of the intangible assets in the table above is approximately 5.4 years. Intangible amortization expense was $99,000 for each of the years ended July 1, 2012, July 3, 2011 and June 27, 2010. Estimated intangible amortization expense for each of the next five fiscal years is $99,000.

Property, Plant and Equipment: Property, plant and equipment are stated at cost. Property, plant and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets as follows:

Classification	Expected Useful Lives
Land improvements	20 years
Buildings and improvements	20 to 35 years
Machinery and equipment	3 to 10 years

Property, plant and equipment consist of the following (thousands of dollars):

	July 1, 2012	July 3, 2011
Land and improvements	$2,809	$3,078
Buildings and improvements	18,522	18,983
Machinery and equipment	130,683	119,303

	152,014	141,364
Less: accumulated depreciation	(105,684)	(100,728)

	$46,330	$40,636

Depreciation expense for the years ended July 1, 2012, July 3, 2011 and June 27, 2010 totaled approximately $6.7 million, $6.5 million and $7.0 million, respectively.

The gross and net book value of property, plant and equipment located outside of the United States, primarily in Mexico, were as follows (thousands of dollars):

	July 1, 2012	July 3, 2011
Gross book value	$62,497	$58,902
Net book value	$20,434	$19,360

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered to be impaired, the impairment recognized is measured by the excess of the carrying amount of the asset over the fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less estimated costs to sell. There were no impairments recorded in the years ended July 1, 2012, July 3, 2011 or June 27, 2010.

Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Supplier Concentrations: The following inventory purchases were made from major suppliers during each fiscal year noted:

Fiscal Year	Percentage of Inventory Purchases	Number of Suppliers
2012	41%	14
2011	40%	11
2010	34%	8

We have long-term contracts or arrangements with most of our suppliers to guarantee the availability of raw materials and component parts.

Labor Concentrations: We had approximately 2,507 full-time associates of which approximately 217 or 8.7 percent were represented by a labor union at July 1, 2012. The associates represented by a labor union account for all production associates at our Milwaukee facility. The current contract with the unionized associates is effective through June 29, 2014.

Revenue Recognition: Revenue is recognized upon the shipment of products, which is when title passes, payment terms are final, we have no remaining obligations and the customer is required to pay. Revenue is recognized net of estimated returns and discounts, which is recognized as a deduction from revenue at the time of the shipment.

Research and Development Costs: Expenditures relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed as incurred. Research and development expenditures were approximately $1.2 million in 2012, $1.5 million in 2011, and $900,000 in 2010.

Other Income, Net: Net other income included in the accompanying Consolidated Statements of Operations and Comprehensive (Loss) Income primarily includes foreign currency transaction gains and losses, realized and unrealized gains and losses on Mexican peso option contracts and Rabbi Trust gains. Foreign currency transaction gains and losses are the result of foreign currency transactions entered into by our Mexican subsidiaries and fluctuations in foreign currency cash balances. We entered into the Mexican peso currency option contracts to minimize earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Rabbi Trust funds our supplemental executive retirement plan. The investments held in the Trust are considered trading securities. The impact of these items for the periods presented is as follows (thousands of dollars):

	Years Ended
	July 1, 2012	July 3, 2011	June 27, 2010
Foreign currency transaction gain (loss)	$1,369	$(836)	$(283)
Rabbi Trust gain	24	384	431
Unrealized (loss) gain on Mexican peso option contracts	(640)	245	—
Realized (loss) gain on Mexican peso option contracts	(420)	33	—
Other	249	394	164

	$582	$220	$312

 LOGO

Self Insurance Plans: We have self-insured medical and dental plans covering all eligible U.S. associates. The claims handling process for the self-insured plans are managed by a third party administrator. Stop-loss insurance coverage limits our liability on a per individual per calendar year basis. The per individual per calendar year stop-loss limit was $150,000 in each calendar year 2009 through 2012. Prior to January 1, 2011, each covered individual could receive up to $2 million in total benefits during his or her lifetime. Effective January 1, 2011, under Health Care Reform, there is no lifetime maximum for overall benefits.

The expected ultimate cost for claims incurred under the self-insured medical and dental plans as of the balance sheet date is not discounted and is recognized as an expense. The expected ultimate cost of claims is estimated based upon the aggregate liability for reported claims and an estimated liability for claims incurred but not reported, which is based on analysis of historical data, current trends and information available from the insurance carrier. The expected ultimate cost for claims incurred under the self-insured medical and dental plans that has not been paid as of the balance sheet date is included in the accrued payroll and benefits liabilities amount in our accompanying Consolidated Balance Sheets.

Changes in the balance sheet amounts for self-insured plans are as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Payments	Balance, End of Year
Year ended July 1, 2012	$320	$4,148	$4,148	$320
Year ended July 3, 2011	$320	$3,077	$3,077	$320
Year ended June 27, 2010	$300	$3,041	$3,021	$320

Warranty Reserve: We have a warranty liability recorded related to our exposure to warranty claims in the event our products fail to perform as expected, and we may be required to participate in the repair costs incurred by our customers for such products. The recorded warranty liability balance involves judgment and estimates. Our liability estimate is based on an analysis of historical warranty data as well as current trends and information, including our customers’ recent extension of their warranty programs. Recently, our largest customers have extended their warranty protection for their vehicles and have since demanded higher warranty cost sharing arrangements from their suppliers, including STRATTEC. As a result of these actions, during 2012, 2011 and 2010 we increased our provision to cover these exposures. Moreover, in 2011, the warranty provision was increased by $1.15 million as a result of our share of the cost associated with a customer’s specific warranty claim involving our product. As of July 1, 2012, $205,000 of the $1.15 million has been paid and the remaining balance of $895,000 remains accrued.

Changes in the warranty reserve are as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Payments	Balance, End of Year
Year ended July 1, 2012	$3,856	$2,050	$948	$4,958
Year ended July 3, 2011	$1,718	$2,807	$669	$3,856
Year ended June 27, 2010	$221	$2,560	$1,063	$1,718

Foreign Currency Translation: The financial statements of our foreign subsidiaries and equity investees are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities and the average exchange rate for each applicable period for sales, costs and expenses. Foreign currency translation adjustments are included as a component of other accumulated comprehensive loss. Foreign currency transaction gains and losses are included in other income, net in the accompanying Consolidated Statement of Operations and Comprehensive (Loss) Income.

Accumulated Other Comprehensive Loss: Accumulated other comprehensive loss is comprised of the following (thousands of dollars):

	July 1, 2012	July 3, 2011	June 27, 2010
Unrecognized pension and postretirement benefit liabilities, net of tax	$31,762	$19,772	$28,222
Foreign currency translation	3,995	1,978	3,719

	$35,757	$21,750	$31,941

Deferred taxes have not been provided for the foreign currency translation adjustments.

Accounting For Stock-Based Compensation: We maintain an omnibus stock incentive plan. This plan provides for the granting of stock options, shares of restricted stock and stock appreciation rights. The Board of Directors has designated 1,700,000 shares of common stock available for the grant of awards under the plan. Remaining shares available to be granted under the plan as of July 1, 2012 were 170,743. Awards that expire or are cancelled without delivery of shares become available for re-issuance under the plan. We issue new shares of common stock to satisfy stock option exercises.

Nonqualified and incentive stock options and shares of restricted stock have been granted to our officers, outside directors and specified associates under the stock incentive plan. Stock options granted under the plan may not be issued with an exercise price less than the fair market value of the common stock on the date the option is granted. Stock options become exercisable as determined at the date of grant by the Compensation Committee of our Board of Directors. The options expire 5 to 10 years after the grant date unless an earlier expiration date is set at the time of grant. The options vest 1 to 4 years after the date of grant. Shares of restricted stock granted under the plan are subject to vesting criteria determined by the Compensation Committee of our Board of Directors at the time the shares are granted and have a minimum vesting period of three years from the date of grant. Restricted shares granted have voting and dividend rights, regardless of whether the shares are vested or unvested. The restricted stock grants issued to date vest 3 years after the date of grant.

The fair value of each stock option grant was estimated as of the date of grant using the Black-Scholes pricing model. The resulting compensation cost for fixed awards with graded vesting schedules is amortized on a straight-line basis over the vesting period for the entire award. The expected term of awards granted is determined based on historical experience with similar awards, giving consideration to the contractual terms and vesting schedules. The expected volatility is determined based on our historical stock prices over the most recent period commensurate with the expected term of the award. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term commensurate with the expected term of the award. Expected pre-vesting option forfeitures are based primarily on historical data. The fair value of each restricted stock grant was based on the market price of the underlying common stock as of the date of grant. The resulting compensation cost is amortized on a straight line basis over the vesting period. We record stock based compensation only for those awards that are expected to vest.

As of July 1, 2012, there was $695,000 of total unrecognized compensation cost related to stock options granted under the plan. This cost is expected to be recognized over a weighted average period of 10 months. As of July 1, 2012, there was $466,000 of total unrecognized compensation cost related to unvested restricted stock grants outstanding under the plan. This cost is expected to be recognized over a weighted average period of 11 months. Total unrecognized compensation cost will be adjusted for any future changes in estimated and actual forfeitures.

Cash received from option exercises was $28,000 in 2012 and 2011. The related income tax benefit was $9,000 in 2012 and $18,000 in 2011, respectively.

The intrinsic value of stock options exercised and the fair value of stock options vested are as follows (in thousands of dollars):

	Years Ended
	July 1, 2012	July 3, 2011	June 27, 2010
Intrinsic value of options exercised	$26	$44	$35
Fair value of stock options vested	$268	$293	$114

The grant date fair values and assumptions used to determine compensation expense in 2012, 2011 and 2010 are as follows:

Options Granted During	2012	2011	2010
Weighted average grant date fair value:
Options issued at grant date market value	n/a	n/a	$8.95
Options issued above grant date market value	$10.29	$7.48	n/a
Assumptions:
Risk free interest rates	1.23%	1.08%	3.14%
Expected volatility	59.88%	59.89%	49.73%
Expected dividend yield	1.74%	1.54%	—
Expected term (in years)	6.0	4.0	6.0

No dividends were assumed in the grant date fair value calculations in 2010 as we did not intend to pay cash dividends on our common stock as of the grant date.

 LOGO

The range of options outstanding as of July 1, 2012 was as follows:

	Number of Options Outstanding/Exercisable	Weighted Average Exercise Price Outstanding/Exercisable	Weighted Average Remaining Contractual Life Outstanding (In Years)
$10.92-$26.53	244,800/104,700	$17.93/$14.33	6.7
$44.93-$63.25	88,000/88,000	$56.72/$56.72	1.6

		$28.19/$33.69